                                                                  EXHIBIT 99.27

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

               ---------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-3
               ---------------------------------------------------

                    Monthly Period:                  9/1/01 to
                                                     9/30/01
                    Distribution Date:               10/19/01
                    Transfer Date:                   10/18/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution.
   -------------------------------------------------------

   1. The total amount of the distribution to
      Certificateholders on the Distribution Date per
      $1,000 original certificate principal amount
                                              Class A                   $2.94479
                                              Class B                   $3.11979
                                              Excess Collateral Amount  $5.37500

   2. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Certificates, per $1,000 original
      certificate principal amount
                                              Class A                   $2.94479
                                              Class B                   $3.11979
                                              Excess Collateral Amount  $5.37500

  MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1999-3
  Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount
                                                 Class A                        $       0.00000
                                                 Class B                        $       0.00000
                                                 Excess Collateral Amount       $       0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the
        Certificates
                                                 Class A                        $ 95,135,415.96
                                                 Class B                        $  7,379,897.26
                                                 Excess Collateral Amount       $ 10,757,955.01
                                                                               ----------------
                                                 Total                          $113,273,268.23

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the
             Certificates
                                                 Class A                        $  9,911,022.01
                                                 Class B                        $    768,816.67
                                                 Excess Collateral Amount       $  1,120,772.44
                                                                               ----------------
                                                 Total                          $ 11,800,611.12

        (b1) Principal Funding Investment Proceeds (to Class A)                 $          0.00
        (b2) Withdrawals from Reserve Account (to Class A)                      $          0.00
                                                                               ----------------
             Class A Available Funds                                            $  9,911,022.01

        (c1) Principal Funding Investment Proceeds (to Class B)                 $          0.00
        (c2) Withdrawals from Reserve Account (to Class B)                      $          0.00
             Class B Available Funds                                            $    768,816.67

        (d1) Principal Funding Investment Proceeds (to CIA)                     $          0.00
        (d2) Withdrawals from Reserve Account (to CIA)                          $          0.00
             CIA Available Funds                                                $  1,120,772.44

        (e1) Total Principal Funding Investment Proceeds                        $          0.00
        (e2) Investment Earnings on deposits to Reserve Account                 $          0.00


 MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1999-3
 Page 3


    3. Principal Receivable / Investor Percentages
       -------------------------------------------

       (a) The aggregate amount of Principal
           Receivables in the Trust as of 09/30/01                          $32,242,194,027.86


       (b) Invested Amount as of 09/30/01
           (Adjusted Class A Invested Amount
           during Accumulation Period)
                                                Class A                     $   700,000,000.00
                                                Class B                     $    54,167,000.00
                                                Excess Collateral Amount    $    79,167,000.00
                                                                           -------------------
                                                Total                       $   833,334,000.00

       (c) The Floating Allocation Percentage:
                                                Class A                                  2.121%
                                                Class B                                  0.165%
                                                Excess Collateral Amount                 0.240%
                                                                           -------------------
                                                Total                                    2.526%

       (d) During the Accumulation Period: The Invested Amount
           as of ______ (the last day of the Revolving Period)
                                                Class A                     $             0.00
                                                Class B                     $             0.00
                                                Excess Collateral Amount    $             0.00
                                                                           -------------------
                                                Total                       $             0.00

       (e) The Fixed/Floating Allocation Percentage:
                                                Class A                                  2.121%
                                                Class B                                  0.165%
                                                Excess Collateral Amount                 0.240%
                                                                           -------------------
                                                Total                                    2.526%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-3
Page 4


   4. Delinquent Balances.
      -------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                         $  491,646,307.21
      (b) 60 - 89 days                                         $  334,719,237.44
      (c) 90 - 119 days                                        $  238,341,329.95
      (d) 120 - 149 days                                       $  188,324,719.77
      (e) 150 - 179 days                                       $  164,094,754.09
      (f) 180 or more days                                     $            0.00
                                     Total                     $1,417,126,348.46

   5. Monthly Investor Default Amount.
      -------------------------------

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during the Monthly Period allocable to the Invested
          Amount (the aggregate "Investor Default Amount")

                                     Class A                   $    3,571,993.94
                                     Class B                   $      277,049.15
                                     Excess Collateral Amount  $      403,809.29
                                                               -----------------
                                     Total                     $    4,252,852.38


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      ----------------------------------------------------

      (a) The aggregate amount of Class A Investor Charge-
          Offs and the reductions in the Class B Invested
          Amount and the Excess Collateral Amount

                                     Class A                   $            0.00
                                     Class B                   $            0.00
                                     Excess Collateral Amount  $            0.00
                                                               -----------------
                                     Total                     $            0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-3
Page 5


         (b) The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                               Class A                           $         0.00
                               Class B                           $         0.00
                               Excess Collateral Amount          $         0.00
                                                                 --------------
                               Total                             $         0.00


     7.  Investor Servicing Fee
         ----------------------
         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                               Class A                           $   875,000.00
                               Class B                           $    67,708.75
                               Excess Collateral Amount          $    98,958.75
                                                                 --------------
                               Total                             $ 1,041,667.50


     8.  Reallocated Principal Collections
         ---------------------------------
             The amount of Reallocated Excess Collateral
             Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                               Class B                           $         0.00
                               Excess Collateral Amount          $         0.00
                                                                 --------------
                               Total                             $         0.00

     9.  Excess Collateral Amount
         ------------------------
         (a) The amount of the Excess Collateral Amount as of
             the close of business on the related Distribution
             Date after giving effect to withdrawals, deposits
             and payments to be made in respect of the preceding
             month                                               $79,167,000.00

     10. The Portfolio Yield
         -------------------
          The Portfolio Yield for the related Monthly Period              10.87%

     11. The Base Rate
         -------------
          The Base Rate for the related Monthly Period                     5.82%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-3
Page 6

C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      02/01/2004

      (b) Accumulation Period Length (months)                                 2

      (c) Accumulation Period Factor                                       7.08

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $416,667,000.00

      (f) Minimum Payment Rate (last 12 months)                           12.86%


      2.  Principal Funding Account
          -------------------------

          Beginning Balance                                     $          0.00
            Plus: Principal Collections for related
                  Monthly Period from Principal Account                    0.00

            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                       0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                                ---------------
          Ending Balance                                                   0.00

      3.  Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the
                previous Monthly Period                         $          0.00

          Less: The amount deposited into the Principal
                Funding Account for the Previous Monthly
                Period                                          $          0.00

                Accumulation Shortfall                          $          0.00

                                                                ---------------
                Aggregate Accumulation Shortfalls               $          0.00

      4.  Principal Funding Investment Shortfall
          --------------------------------------

                Covered Amount                                  $          0.00

          Less: Principal Funding Investment Proceeds           $          0.00

                                                                ---------------
                Principal Funding Investment Shortfall          $          0.00
                                                                ---------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-3
Page 7

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($) .5% of
             Invested Amount or other amount designated
             by Transferor)                                            $   0.00

         (c) Required Reserve Account Balance after
             effect of any transfers on the Related
             Transfer Date                                             $   0.00

         (d) Reserve Draw Amount transferred to the
             Finance Charge Account on the Related
             Transfer Date                                             $   0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred
         to the Finance Charge Account on the Related
         Transfer Date                                                 $   0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account
         transferred to the Finance Charge Account on the
         related Transfer Date (1 (d) plus 2 above)                    $   0.00

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related
         Monthly Period                                                    5.78%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                         First USA Bank, National Association
                                         as Servicer


                                         By: /s/ Tracie Klein
                                             ----------------
                                             Tracie Klein
                                             First Vice President